Exhibit 99.2
Venture Global, Inc. Announces Pricing of $2.25 Billion of Senior Secured Notes

2026-06-01

ARLINGTON, Va. - Venture Global, Inc. (“Venture Global”, “we”, “us” or “our”) (NYSE: VG) today announced that its wholly-owned subsidiary, Venture Global LNG, Inc. (the “Issuer”), has priced $1.125 billion aggregate principal amount of its 6.375% senior secured notes due 2034 and $1.125 billion aggregate principal amount of its 6.625% senior secured notes due 2036 (collectively, the “Notes”), in a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or outside the United States to persons other than “U.S. persons” in reliance on Regulation S under the Securities Act.

The Issuer intends to use the gross proceeds from the offering to redeem all of the Issuer’s outstanding 8.125% senior secured notes due 2028 (the “Existing 2028 Notes”) and to use cash on hand to pay the redemption premium and related fees and expenses for the offering and the redemption. The redemption of the Existing 2028 Notes is expected to be conditioned on the closing of the offering, after the date hereof and on or prior to the redemption date, generating sufficient gross proceeds no less than the aggregate principal amount of the Existing 2028 Notes to be redeemed.

The Notes will initially not be guaranteed by any of the Issuer’s subsidiaries. In the future, certain of the Issuer’s subsidiaries that incur or guarantee certain amounts of indebtedness will also guarantee the Notes, except during any period where the Notes are rated investment grade by specified rating agencies (the “Suspension Period”).The Notes and any future guarantees of the Notes will be secured on a first-priority basis by the same lien on the collateral that secures the Issuer’s existing notes and revolving credit facility, subject to certain liens permitted under the indenture that will govern the Notes. The Notes will cease to be secured during any Suspension Period.

The offering is expected to close on June 11, 2026, subject to customary closing conditions. The offering is subject to market and other conditions, and there can be no assurance as to whether, when or on what terms the offering may be completed.

The Notes have not been registered under the Securities Act, securities laws of any other jurisdiction, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act, or outside the United States to persons other than “U.S. persons” in reliance on Regulation S under the Securities Act.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This press release also shall not constitute a notice of redemption, or an offer to repurchase or the solicitation of an offer to sell with respect to the Existing 2028 Notes.

About Venture Global
Venture Global is an American producer and exporter of low-cost U.S. liquefied natural gas (LNG) with over 100 MTPA of capacity in production, construction, or development. Venture Global began producing LNG from its first facility in 2022 and is now one of the largest LNG exporters in the United States. The company’s vertically integrated business includes assets across the LNG supply chain including LNG production, natural gas transport, shipping and regasification. The company’s first three projects, Calcasieu Pass, Plaquemines LNG, and CP2 LNG, are located in Louisiana along the Gulf of America. Venture Global is developing Carbon Capture and Sequestration projects at each of its LNG facilities.
Forward-Looking Statements
This press release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements included herein that are not statements of historical facts, such as statements regarding the completion of the proposed offering of the Notes, the intended use of the net proceeds and the redemption, are “forward-looking statements.” In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.

These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, expectations regarding the development, construction, commissioning and completion of our projects, expectations regarding sales of LNG cargos, estimates of the cost of our projects and schedule to construct and commission our projects, our anticipated growth strategies and anticipated trends impacting our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including: our potential inability to maintain profitability, maintain positive operating cash flow and ensure adequate liquidity in the future, including as a result of the significant uncertainty in our ability to generate proceeds and the amount of proceeds that will regularly be received from sales of uncontracted commissioning cargos and excess cargos due to volatility and variability in the LNG markets; our need for significant additional capital to construct and complete projects, including some of our existing projects, future projects, potential bolt-on expansions and related assets, and our potential inability to secure such financing on acceptable terms, or at all; our potential inability to construct or operate all of our proposed LNG facilities or pipelines or any additional LNG facilities or pipelines beyond those currently planned, including any of the bolt-on expansion opportunities which we have identified, and to produce LNG in excess of our nameplate capacity, which could limit our growth prospects, including as a result of delays in obtaining regulatory approvals or inability to obtain requisite regulatory approvals to complete construction during our estimated development periods; significant operational risks related to our natural gas liquefaction and export projects, including the our existing projects and any potential bolt-on expansions, any future projects we develop, our pipelines, our LNG tankers, and our regasification terminal usage rights; our potential inability to accurately estimate costs for our projects, and the risk that the construction and operations of natural gas pipelines and pipeline connections for our projects suffer cost overruns and delays related to obtaining regulatory approvals, development risks, labor costs, unavailability of skilled workers, operational hazards and other risks; the uncertainty regarding the future of international trade agreements and the United States’ position on international trade, including the effects of tariffs as well as the effects of ongoing legal challenges to tariffs and reimbursements of tariffs; our current and potential involvement in disputes and legal proceedings, including the arbitrations and other proceedings currently pending against us and the possibility and magnitude of negative outcomes in any such dispute or proceeding and the potential impact thereof on our results of operations, liquidity and our existing contracts; our potential inability to enter into the necessary contracts to construct our projects, or any potential bolt-on expansion, on a timely basis or on terms that are acceptable to us; our potential inability to enter into Contracted SPAs with customers for, or to otherwise sell, an adequate portion of the total expected nameplate capacity at our projects, or any potential bolt-on expansion, or any future projects we develop; our dependence on our EPC contractors and suppliers for the successful completion of our projects and delivery of our LNG tankers, including the potential inability of our contractors to perform their obligations under their contracts; various economic and political factors, including opposition by environmental or other public interest groups, or the lack of local government and community support required for our projects, which could negatively affect the permitting status, timing or overall development, construction and operation of our projects; the effects of FERC regulation on our interstate natural gas pipelines and their FERC gas tariffs; the risk that the natural gas liquefaction system and mid-scale design we utilize at our projects will not achieve the level of performance or other benefits that we anticipate; potential additional risks arising from the duration of and the phased commissioning start-up of our projects; the potential risk that our customers or we may terminate our SPAs if certain conditions are not met or for other reasons; potential decreases in the price of natural gas and its related impact on our ability to pay the cost of gas transportation, the payment of a premium by us for feed gas relative to the contractual price we charge our customers, or other impacts to the price of natural gas resulting from inflationary pressures, including from the disruption in international oil and natural gas supply chains caused by the ongoing war in Iran and the closure of the Strait of Hormuz; the potential negative impacts of seasonal fluctuations on our business; the risks related to the development and/or contracting for additional gas transportation capacity to support the operation and expansion capacity of our LNG projects; the risks related to the management and operation of our LNG tanker fleet and our future regasification terminal usage rights; the potential effects of existing and future environmental and similar laws and governmental regulations on compliance costs, operating and/or construction costs and restrictions; our potential inability to obtain, maintain or comply with necessary permits or approvals from governmental and regulatory agencies on which the construction of our projects depends, including as a result of opposition by environmental and other public interest groups; our indebtedness levels, and the fact that we may be able to incur substantially more indebtedness, which may increase the risks created by our substantial indebtedness. For more information on these and other factors that could cause our results to differ materially from expected results, please refer to the risks and uncertainties discussed in our Annual Report on Form 10-K for the year ended December 31, 2025. In addition, please note that the date of this press release is June

1, 2026, and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update these statements as a result of new information or future events.

Contacts:

Investors:
Ben Nolan
IR@ventureglobalLNG.com
Media:
Shaylyn Hynes
press@ventureglobalLNG.com

Source: Venture Global Inc.